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                                      TERM NOTE


$6,000,000.00                                                     JUNE 26, 1998


     FOR VALUE RECEIVED, the undersigned KMG-BERNUTH, INC., a Delaware corporation (hereinafter referred to as "Maker"), promises to pay to the order of SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association (hereinafter, together with any holder of this Note, the "Bank"), at its main office in the City of Birmingham, Alabama, or at such other address as the Bank may from time to time designate in writing, the principal sum of Six Million and No/100 Dollars ($6,000,000.00) (the "Loan"), or so much as may be advanced hereunder, together with interest thereon, such principal and interest to be payable as follows:

     (A) On the 1st day of August, 1998, and on the same day of each successive calendar month thereafter until this Note is paid in full, Maker shall pay to Bank monthly installments of principal and interest in the amount of $91,497.55 each.

     (B) On the 1st day of July, 2005, the Maker shall pay to Bank the then outstanding principal balance, together with all accrued and unpaid interest thereon.

     During the entire term of this Note, the outstanding principal amount shall bear interest at a fixed rate of seven and 32/100 per cent (7.32%) percent per annum (the "Interest Rate").

     All payments shall be applied first to interest then due and payable and any balance shall be applied in reduction of principal. The principal and interest shall be payable in lawful money of the United States which shall be legal tender for public and private debts at the time of payment. All interest payable herein shall be calculated on the basis of a 360-day year by multiplying

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the outstanding principal amount by the applicable per annum rate, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by 360.

     Maker shall have the right to prepay all or any part of the principal sum represented by this Note or the interest thereon at any time and from time to time without premium or penalty. All prepayments of principal will be applied to installments coming due hereunder in their inverse order of maturity, and no prepayment shall delay any monthly installment or other payment coming due. Amounts prepaid may not be reborrowed.

     Maker will pay a late charge equal to five percent (5.0%) of any payment not received by Bank within fifteen (15) days after the due date thereof. Collection or acceptance by Bank of such late charge shall not constitute a waiver of any remedies of Bank provided herein.

     This Note is the Term Note referred to in, and entitled to the security of, and proceeds of which will be advanced in accordance with, that certain Term Loan Agreement between Maker and Bank dated of even date herewith (herein, together with any and all extensions, revisions, modifications or amendments at any time made, referred to as the "Loan Agreement"). This Note is subject to the terms and conditions of the Loan Agreement, which Loan Agreement (including all defined terms set forth therein) is hereby incorporated herein in its entirety. This Note is further secured by a Security Agreement and a Purchase Money Security Agreement (each as defined in the Loan Agreement), the terms of each of which, and all terms and conditions thereof (including all defined terms set forth therein), are hereby incorporated herein by this reference. This Note is guaranteed by a Guaranty of Payment (hereinafter, together with any and all extensions, revisions, modifications or amendments heretofore, simultaneously herewith or hereafter made, referred to as the "Guaranty") executed by KMG


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Chemicals, Inc. (the "Guarantor") (this Note, the Loan Agreement, the Security
Agreement, the Purchase Money Security Agreement, the Guaranty, and any and all other agreements, instruments or documents, now existing or hereafter arising, executed or delivered in connection with the Loan, together with any and all extensions, revisions, modifications or amendments heretofore, simultaneously herewith or hereafter made to any of the foregoing, hereinafter referred to collectively as the "Loan Documents").

     The principal sum evidenced by this Note, together with accrued interest, shall become immediately due and payable at the option of the Bank upon the occurrence of (1) any failure to pay any installment of principal or interest due hereunder within ten (10) days of the due date thereof; or (2) any "Event of Default" under the terms of the Loan Agreement; each of which shall constitute an "Event of Default" hereunder. Upon any Event of Default, in addition to any late charge which may be due as provided for hereinabove, Maker agrees to pay interest to Bank at a rate equal to two percentage points (2.0%) in excess of the Interest Rate set forth herein on the aggregate indebtedness represented hereby, including accrued interest, until such aggregate indebtedness is paid in full. Maker will also pay to Bank, in addition to the amount due, all costs of collecting, securing or attempting to collect or secure this Note, including without limitation, court costs and reasonable attorneys' fees, including attorneys' fees on any appeal by either Maker or Bank.

     With respect to the amounts due pursuant to this Note, Maker waives the following:

     (1) All rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof;


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     (2)  Demand, presentment, protest, notice of dishonor, notice of nonpayment, suit against any party, diligence in collection, and all other requirements necessary to enforce this Note; and

     (3) Any further receipt by or acknowledgment of any collateral now or hereafter deposited as security for the obligations hereunder.

     In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event such payment is inadvertently paid by Maker or inadvertently received by Bank, then such excess sum shall be credited as a payment of principal, unless Maker elects to have such excess sum refunded to it forthwith. It is the express intent hereof that Maker not pay and Bank not receive, directly or indirectly, interest in excess of that which may be legally paid by Maker under applicable law. Bank shall not by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by Bank. All rights and remedies of Bank under the terms of this Note and applicable statutes or rules of law shall be cumulative, and may be exercised successively or concurrently. Maker agrees that there are no defenses, equities or setoffs with respect to the obligations set forth herein. The obligations of Maker hereunder shall be binding upon and enforceable against Maker and its successors and assigns. This Note is being held by the Bank in the State of Alabama, and shall be governed by, and construed in accordance with, the laws of the State of Alabama, and Maker hereby consents to the jurisdiction of the state and federal courts presiding in and over Jefferson County, Alabama, and agrees that the receipt of this Note by Bank in the State of Alabama shall constitute sufficient minimum contacts of the Maker with the State of Alabama. Any provisions of this Note which may be unenforceable or invalid under any law


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shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof.

     MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS NOTE, THE LOAN AGREEMENT, THE SECURITY AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS NOTE OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALING WITH RESPECT TO THIS NOTE, THE LOAN AGREEMENT, THE SECURITY AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF ANY RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. MAKER AGREES THAT BANK MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF MAKER WITH BANK IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     Bank may, at its option, release any collateral given to secure the indebtedness evidenced hereby, and no such release shall impair the obligations to Bank of Maker not expressly released by Bank.

     All capitalized terms used herein shall be as defined in the Loan Agreement unless otherwise indicated.


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     IN WITNESS WHEREOF, the undersigned Maker has caused this instrument to be executed by its duly authorized officer on the day and year first above written.

                                       MAKER:

                                       KMG-BERNUTH, INC.


                                       By:   /s/ Bobby D. Godfrey
                                          -----------------------------------
                                          Its Vice President

STATE OF TEXAS       )
COUNTY OF HARRIS     )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Bobby D. Godfrey, whose name as Vice President of KMG-Bernuth, Inc., a Delaware corporation, is signed to the foregoing Term Note, and who is known to me, acknowledged before me on this day that, being informed of the contents of said Term Note, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal, this the 25th day of June, 1998.


                                         /s/ Judith Mallernee
                                       --------------------------------------
                                       Notary Public
(SEAL)
My Commission Expires:   7/11/2001
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